SCHEDULE  14A  INFORMATION

PROXY  STATEMENT  PURSUANT  TO  SECTION  14(A)  OF  THE  SECURITIES
EXCHANGE  ACT  OF  1934  (AMENDMENT  NO.                      )

Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [  ]
Check  the  appropriate  box:
[  ]  Preliminary  Proxy  Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive  Proxy  Statement
[  ]  Definitive  Additional  Materials
[  ]  Soliciting  Material  Pursuant  to Sec. 240.14a-11(c) or Sec. 240.14a-12

The Keller Manufacturing Company, Inc.
(Name  of  Registrant  as  Specified  In  Its  Charter)

Name  of  Person(s)  Filing  Proxy  Statement,  if  other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
[X]  No  fee  required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials. [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)  Amount  Previously  Paid:

(2)  Form,  Schedule  or  Registration  Statement  No.:

(3)  Filing  Party:

(4)  Date  Filed:

                     THE KELLER MANUFACTURING COMPANY, INC.
                               701 N. Water Street
                                Corydon, IN 47112

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD FRIDAY, APRIL 28, 2000

Dear Stockholders:

         You are cordially invited to attend the Annual Meeting of Stockholders on Friday, April 28, 2000, 1:30 P.M. at the Best Western Inn, Wyandotte Room, 115 Sky Park Dr. NE, Corydon, Indiana 47112, for the following purposes:

         1.   To elect three directors for terms expiring in April 2003.

         2. To transact other business as may properly come before the meeting.

         Only stockholders of record at the close of business on March 15, 2000 will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

         It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend, please sign, date and mail the enclosed proxy card at your earliest convenience. If you plan to attend the meeting, you may withdraw your proxy and vote in person.

                                             By order of the Board of Directors,

                                             /s/ Danny L. Utz
                                             Danny L. Utz
                                             Secretary and Treasurer

         Corydon, Indiana
         March 24, 2000

                     The Keller Manufacturing Company, Inc.
                             701 North Water Street
                                Corydon, IN 47112

                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 28, 2000

     This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are being mailed on or about March 28, 2000 in connection with the solicitation of proxies by the Board of Directors of The Keller Manufacturing Company, Inc. (the "Company") for use at the 2000 Annual Meeting of Stockholders ("Annual Meeting") to be held at the Best Western Inn, 115 Sky Park Dr. NE, Corydon, Indiana 47112 on Friday, April 28, 2000 at 1:30 P.M., and any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of the Meeting.

     Shares represented by duly executed proxies in the accompanying form received prior to the meeting and not revoked will be voted at the meeting or at any adjournments thereof in accordance with the choices specified on the ballot. If no choices are specified, it is the intention of the persons named as proxies in the accompanying form of proxy to vote in favor of the nominees for election as directors. Such proxy may be revoked by the person executing it at any time before the authority thereby granted is exercised by giving written notice to the Secretary of the Company, by delivery of a duly executed proxy bearing a later date, or by voting in person at the meeting. Attendance at the meeting will not have the effect of revoking a proxy unless the shareholder so attending so notifies the secretary of the meeting in writing prior to voting of the proxy.

     The expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling and mailing this proxy statement and the accompanying form of proxy, will be borne by the Company. In addition to the solicitation of proxies by mail, certain officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. The Company will also request persons, firms and corporations holding shares in their names, or in the names of their nominees, which shares are beneficially owned by others, to send this proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in so doing.

     The presence in person or by proxy of shareholders holding a majority of the outstanding shares of the Company's Common Stock will constitute a quorum for the transaction of all business at the Annual Meeting. A shareholder voting for the election of directors may withhold authority to vote for all nominees for directors or may withhold authority to vote for certain nominees for directors. Votes withheld from the election of any nominee for director and abstentions from any other proposal will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not be counted in the number of votes cast on any matter. If a broker does not receive voting instructions from the beneficial owner of shares on a particular matter and indicates on the proxy that it does not have discretionary authority to vote on that matter, those shares will not be considered as present and will not be entitled to vote with respect to that matter.

     As of the close of business on March 15, 2000, the record date for the Annual Meeting, there were outstanding and entitled to vote 5,612,129 shares of Common Stock of the Company. Each outstanding share of Common Stock is entitled to one vote. The Company has no other voting securities. Shareholders do not have cumulative voting rights.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information with respect to beneficial ownership of Common Stock of the Company as of December 31, 1999, by (i) each person who is known by the Company to be a beneficial owner of more than 5% of outstanding shares of Common Stock, (ii) each of the Company's directors, (iii) each Executive named in the Executive Compensation Table, and (iv) all directors and officers of the Company as a group.

                  Name and Address             Number of Shares     Percent of
                  of Beneficial Owner          Beneficially Owned   Shares Owned
                  -------------------          ------------------   ------------

                  Robert A. Heazlitt               393,780             7.0%
                  -------------------
                  5770 Wulff Run Rd.
                  Cincinnati, OH 45233

                  Nancy A.  Keller                 291,634             5.2%
                  -----------------
                  7050 Old Hwy. 135 SW
                  Corydon, IN 47112

                  Robert W. Byrd   (1)             194,214             3.5%
                  --------------------
                  5509 Foxcroft Rd.
                  Prospect, KY 40059

                  Marvin C. Miller (2)             113,646             2.0%
                  --------------------
                  2176 Hwy. 337 NW
                  Corydon, IN 47112

                  John C. Schenkenfelder (3)        49,125             *
                  --------------------------
                  2333 Village Dr.
                  Louisville, KY 40205

                  Steven W. Robertson     (4)       37,705             *
                  ---------------------------
                  31 Autumn Hill
                  Prospect, KY 40059

                  Gregory E.  Fischer                5,000             *
                  --------------------
                  7410 Woodhill Valley Rd.
                  Louisville, KY 40241

                  Bradford T.  Ray                   1,700             *
                  -----------------
                  c/o Steel Technologies
                  15418 Shelbyville Rd.
                  Louisville, KY 40245

                  Danny L. Utz    (5)               11,873             *
                  -------------------
                  3944 Crandall-Lanesville Rd.
                  Lanesville, IN 47136

                  Ronald W. Humin                   10,626             *
                  ---------------
                  7601 Tallwood Rd.
                  Prospect, KY 40059

                  Philip J. Jacobs                  495                *
                  ----------------
                  c/o Evans Furniture
                  4600 Shelbyville Rd.
                  Louisville, KY 40207

                  John W. Heishman   (6)            40,716             *
                  ----------------------
                  165 Williams St.
                  Corydon, IN 47112

                  Scott A. Armstrong  (7)           31,890             *
                  -----------------------
                  231 Sky Park Dr.
                  Corydon, IN 47112

                  Daniel P.  Conway (8)              5,531             *
                  ----------------------
                  387 Country Club Estate. Dr.
                  Corydon, IN 47112

                  Christopher R.  Brown  (9)         6,846             *
                  --------------------------
                  3106 Pebble Hill Ct.
                  Sellersburg, IN 47192

                  Keith R. Meriwether                4,367             *
                  -------------------
                  12108 Covered Bridge Rd.
                  Sellersburg, IN 47172

                  All Directors & Executive
                      Officers as a Group           513,734            9.1%

                  *Less than 1%

                  (1) Includes 128,393 shares owned by Mr. Byrd's wife, 9,000 shares held in trust for his son, 6,000 shares held in trust for his daughter, 6,000 shares held in trust for his grandson, 6,000 shares held in trust for his granddaughter.

                  (2)  All shares are held jointly by Mr. Miller with his wife.

                  (3) Includes 5,000 shares owned by Mr. Schenkenfelder's wife, 300 shares each for his three sons.

                  (4) All shares are held jointly by Mr. Robertson with his wife.

                  (5)  All shares are held jointly by Mr. Utz with his wife.

                  (6) All shares are held jointly by Mr. Heishman with his wife.

                  (7) All shares are held jointly by Mr. Armstrong with his wife.

                  (8)  All shares are held jointly by Mr. Conway with his wife.

                  (9) Includes 1,229 shares held jointly by Mr. Brown with his wife.

Directors & Executive Officers

The following table sets forth certain information regarding the directors and executive officers of the Company:

                                 Director
Name                       Age   Since      Position
----                       ---   -----      --------
Robert W. Byrd (1)         64    1974       Chairman & Director
Steven W. Robertson        43    1990       President, CEO &  Director
Marvin C. Miller           60    1969       Chief Operating Officer & Director
John C. Schenkenfelder     47    1992       Director
Ronald W. Humin            61    1991       Director
Philip J. Jacobs           65    1984       Director
Gregory E. Fisher          41    1998       Director
Bradford T. Ray            41    1997       Director
Danny L. Utz      (1)      51    1999       V.P. Finance, Secretary, Treasurer,
                                                           & Director

Daniel P. Conway           41    ----       V.P. Personnel
Christopher R. Brown       40    ----       V.P. Engineering
Scott  A. Armstrong        37    ----       Sr. V.P. Sales &  Marketing
Keith R. Meriwether        36    ----       V.P. Sales & Marketing
John W. Heishman           57    ----       V.P. Manufacturing

(1)  Member of the Pension Investment Committee of the Board of Directors

Nominees for Directors

John C. Schenkenfelder has served as First Vice President of Investments with Paine Webber in Louisville, KY since 1990. He was previously employed with Prudential Bache from 1980 to 1990.

Ronald W. Humin is President of Flexible Materials, a manufacturer of flexible veneer sheets, panels and edgebanding products, and has been employed with Flexible Materials for twenty-four years.

Scott A. Armstrong has been promoted to Sr. Vice President of Sales & Marketing as of January 2000. Mr. Armstrong had been Vice President of Marketing since 1996. Mr. Armstrong served as Marketing Sales Manager from 1987 to 1996. He started with The Keller Manufacturing in 1985 as a Production Supervisor at Corydon.

Continuing Directors

Robert W. Byrd has served as Chairman of the Board since 1998 and as President and Chief Executive Officer of the Company since July 1988. Mr. Byrd has retired as President and Chief Executive Officer as of December 31, 1999 but will remain as Chairman of the Board. Mr. Byrd has served as Executive Vice President from January 1986 to July 1988 and has been employed with the Company since 1974.

Steven W. Robertson was promoted to President and Chief Executive Officer of the Company as of January 2000. Mr. Robertson had served as Vice President of Marketing and Sales since July 1992. Mr. Robertson was V.P. of Marketing from 1989 to 1992. From 1986 to 1989 he served as Sales & Product Manager and was Product Engineer from 1981 to 1986. Mr. Robertson started with the Company in 1979 as a production supervisor.

Marvin C. Miller has served as Chief Operating Officer since May of 1999. Mr. Miller had served as Vice President of Information Systems since January 1996. Mr. Miller was Vice President of Engineering from January 1976 to January 1996. Mr. Miller served as Plant Manager for New Salisbury from February 1974 to January 1976 and also at Corydon from February 1969 to February 1974. Mr. Miller has worked for the Company since April 1964.

Bradford T. Ray is currently President and Chief Operating Officer of Steel Technologies, Inc. He has been employed with Steel Technologies since 1981.

Danny L. Utz has served as Vice President of Finance since January 1992. Mr. Utz had been Treasurer/Controller from 1988 to 1992. He served as Office Manager from 1983 to 1988. Mr. Utz started with the Company in 1973 as Accounts Payable Manager and General Accountant.

Philip J. Jacobs has served as President of Evans Furniture in Louisville, KY since 1975, and has been employed with Evans Furniture since 1965.

Retiring Directors

Gregory E. Fischer was a co-founder and President of SerVend International, Inc. until the sale of the company to Monitowoc Company in 1998. Mr. Fischer is currently employed with the existing company until his planned retirement in March of 2000. Mr. Fischer has decided to retire from the Board of Directors when his term expires in April 2000.

Other Executive Officers

John W. Heishman was promoted to Vice President of Manufacturing in 1998. He was V.P. of Operations from 1996 to 1998. Mr. Heishman served as Plant Manager of New Salisbury from 1976 to 1996. He had started as an employee at the Company in 1961 in the Assembly Department and was promoted to Production Supervisor in 1965 and then to Superintendent in 1974.

Daniel P. Conway has served as Vice President of Personnel since 1996. Mr. Conway was Personnel Manager from 1988 to 1996 and started with the Company in 1984 as a Production Supervisor. From 1982 to 1984, Mr. Conway was employed with John Hancock Company as a Personal Financial Planning Agent.

Christopher R. Brown has served as Vice President of Engineering since 1996. He was Plant Engineer from 1993 to 1996. Mr. Brown started with the Company in 1982 as Maintenance Manager / Project Engineer at the New Salisbury Plant and was promoted to Process Engineer in 1987.

Keith R. Meriwether has been promoted to Vice President of Sales & Marketing as of January 2000. Mr. Meriwether had served as Vice President of Sales since
1999. Mr. Meriwether served as sales manager since 1990 and as a production foreman from 1987 to 1990.


Election of Directors

There shall be nine (9) directors of the Corporation, whose terms shall be staggered by dividing the total number of directors into three (3) groups, each containing one-third (1/3) of the total. At each annual meeting of shareholders, three (3) directors shall be elected for a term of three (3) years to succeed those whose terms expire. Despite the expiration of a director's term, the director continues to serve until a successor is elected and qualifies or until there is a decrease in the number of directors. Directors may be removed in accordance with the applicable State law.

Directors Compensation

Directors will have four (4) quarterly meetings in the year 2000. The Board of Directors met five times during 1999, and no director attended less than 75% of those meetings. A fee of $2,250 is paid to directors for each meeting that they attend.

Stock Options

Effective September 14, 1999, the Board of Directors approved the Craftsman Stock Option Plan. The following table summarizes the stock options granted to directors and executive officers listed previously. The options have an exercise price of $8.00, are exercisable immediately, and are effective until September 14, 2003.


                     OPTION GRANTS IN THE LAST CALENDAR YEAR

                         Number of           % of Total
                         Securities          Underlying Options Granted   Exercise        Expiration
         Name            Options  Granted    To Employees in Year         Price           Date
         ----            ----------------    --------------------         -----           ----
Robert W. Byrd             1,750                        5.2%              $8.00           9/14/2003
Marvin C. Miller             500                        1.5%              $8.00           9/14/2003
Danny L. Utz                 500                        1.5%              $8.00           9/14/2003
Steven W. Robertson          500                        1.5%              $8.00           9/14/2003
Christopher R. Brown         250                        0.7%              $8.00           9/14/2003
Daniel P. Conway             250                        0.7%              $8.00           9/14/2003
Scott A. Armstrong           250                        0.7%              $8.00           9/14/2003
Keith R. Meriwether          250                        0.7%              $8.00           9/14/2003
John W. Heishman             250                        0.7%              $8.00           9/14/2003
John C. Schenkenfelder       250                        0.7%              $8.00           9/14/2003
Ronald W. Humin              250                        0.7%              $8.00           9/14/2003
Philip J. Jacobs             250                        0.7%              $8.00           9/14/2003
Gregory E. Fischer           250                        0.7%              $8.00           9/14/2003
Bradford T. Ray              250                        0.7%              $8.00           9/14/2003


Executive Compensation

There were a total of 9 executive officers for Keller Manufacturing in 1999. The following table provides certain summary information concerning compensation paid to or accrued by the Company's Chief Executive Officer and the four (4) highest earning executive officers (the "Named Executive Officers") for all services rendered in all capacities to the Company during the fiscal year ended December 31, 1999.

                                                 Annual Compensation                            Restricted
Name and Principal                                                         Other Annual           Stock
Position                       Year          Salary ($)       Bonus($)1    Compensation ($)2    Awards ($)
--------                       ----          ----------       ---------    -----------------    ----------
Robert W. Byrd                 1999          $237,862         $111,315            $10,250             $0
CEO                            1998          $233,718         $159,257             $8,750        $18,359

Danny L. Utz                   1999           $67,455          $35,052            $10,250             $0
V.P. Finance,                  1998           $65,391          $49,508             $2,000         $3,378
Secretary & Treasurer

John Heishman                  1999          $116,204          $55,421                                $0
V.P. Plant Operations          1998          $119,456          $77,550                           $24,512

Steven W. Robertson            1999          $105,612          $53,526             $9,250             $0
V.P. Marketing  & Sales        1998          $101,261          $74,780             $7,500        $18,359

Marvin C. Miller               1999          $106,700          $52,105             $9,250             $0
V.P. Information               1998          $102,654          $72,704             $7,500        $18,310
     Systems

1    Reflects  award in both cash and Company  Stock
2 Represents compensation paid to each individual as a Director of the Company and Pension Investment Committee Member

Pension Plan Benefits

All executives were eligible for and were participants in 1999 in The Keller Manufacturing Company, Inc. Employees' Pension Plan. An executive's retirement benefit under the plan at normal retirement age is determined by the following formula: 2/3 of 1% of the average monthly compensation (determined by taking the five (5) highest annual earnings), multiplied by the number of years of service with the Company; in addition, each Named Executive Officer who was a
participant   in  1990  accrues  a  benefit  of  1.5%  of  his  or  her  monthly compensation.

The estimated annual benefits payable upon retirement at normal retirement age for each of the named executive officers is as follows:

Executive Officer                Annual Normal Retirement Benefit (Life Annuity)
-----------------                -----------------------------------------------
                                                  Projected to Age 65
                                                  -------------------

Scott A. Armstrong                                   $33,218
Christopher R. Brown                                 $34,934
Robert W. Byrd                                       $41,165
Daniel P. Conway                                     $22,388
John W. Heishman                                     $53,801
Keith R. Meriwether                                  $25,013
Marvin C. Miller                                     $47,544
Steven W. Robertson                                  $49,059
Danny L. Utz                                         $32,771

Committees

Keller has an Audit Committee comprised of Brad Ray, John Schenkenfelder and Dan Utz which is empowered to review audit results and financial statements, review the system of internal control and reports or makes recommendations to the Board.

Keller has a Compensation Committee comprised of Robert Byrd, Steven Robertson and Marvin Miller. The Committee has the responsibility for the Company's executive compensation programs. The salary, and any periodic increase thereof, of the President and Chief Executive Officer were and are determined by the Board of Directors of the Company, based on recommendations made by the Compensation Committee. The salaries, and any periodic increases thereof, of all other executive officers were and are determined by the Board of Directors, based on Committee recommendations.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors (the "Compensation Committee") has responsibility for the Company's executive compensation program. The Compensation Committee is currently comprised of Robert W. Byrd, Steven W. Robertson and Marvin C. Miller. The following report is submitted by the members of the Compensation Committee.

The Company's executive compensation program is designed to align executive compensation with financial performance, business strategies and Company values and objectives. The Company's compensation philosophy is to ensure that the delivery of compensation, both in the short and long term, is consistent with the sustained progress, growth and profitability of the Company and acts as an inducement to attract and retain qualified individuals. This program seeks to enhance the profitability of the Company, and thereby enhance shareholder value, by linking the financial interests of the Company's executives with those of its long-term shareholders. Under the guidance of the Company's Compensation Committee of the Board of Directors, the Company has developed and implemented an executive compensation program to achieve these objectives while providing executives with compensation opportunities that are competitive with companies of comparable size in related industries.

The Company's executive compensation program has been designed to implement the objectives described above and is comprised of the following fundamental element:

o A base salary that is determined by individual contributions and sustained performance within an established competitive salary range. Pay for performance recognizes the achievement of financial goals, accomplishment of corporate and functional objectives, and performance of individual business units of the Company.

Base Salary. The salary, and any periodic increase thereof, of the President and Chief Executive Officer were and are determined by the Board of Directors of the Company based on recommendations made by the Compensation Committee, excluding Robert W. Byrd. The salaries, and any periodic increases thereof of all other executive officers were and are determined by the Board of Directors based on the Committee recommendations.

The Company, in establishing base salaries, levels of incidental and/or supplemental compensation, and incentive compensation programs for its officers and key executives, assesses periodic compensation surveys and published data covering the Company's industry and industry in general. The level of base salary compensation for officers and key executives is determined by both their scope of responsibility and the established salary ranges for officers and key executives of the Company. Periodic increases in base salary are dependent on the executive's proficiency of performance in the individual's position for a given period and on the executive's competency, skill and experience.

Compensation levels for fiscal 1999 for the President and Chief Executive Officer, and for the other executive officers of the Company, reflected the performance of the Company in fiscal 1998 as well as the accomplishment of corporate and functional objectives.

                                                         Respectfully submitted,

                                                         Robert W. Byrd
                                                         Steven W. Robertson
                                                         Marvin C. Miller

Keller has a Long Term Equity Incentive Plan Committee comprised of Steve Robertson, Dan Conway and Dan Utz. The Plan shall be administered by the Committee, which shall serve at the pleasure of the Board of Directors. The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary to comply with the requirements of the Plan or any applicable law.

The Committee  shall,  subject to the terms of this Plan, have the authority to:
(i) select the eligible  employees who shall receive Awards,  (ii) grant Awards,
(iii) determine the types and sizes of Awards to be granted to employees, (iv) determine the terms, conditions, vesting periods, and restrictions applicable to Awards, (v) adopt, alter, and repeal administrative rules and practices governing this Plan, (vi) interpret the terms and provisions of this Plan and any Awards granted under this Plan, (vii) prescribe the forms of any Award
Agreements or other instruments relating to Awards, and (viii) otherwise supervise the administration of this Plan. The Committee may delegate any of its authority to any other person or persons that it deems appropriate.

All actions taken and all interpretations and determinations made in good faith by the Committee, or made by any other person or persons to whom the Committee has delegated authority, shall be final and binding upon all Participants, the Company, and all other interested persons. All decisions by the Committee shall be made with the approval of not less than a majority of its members. Members of the Committee who are eligible for Awards may vote on any matters affecting the administration of the Plan or the grant of any Awards pursuant to the Plan, except that no such member shall act upon the granting of an Award to himself; but any such member may be counted in determining the existence of a quorum of the Committee. The Committee met two (2) times in 1999 with all members attending at least 75% of those meetings.

Keller has a Craftsman Stock Option Plan Committee comprised of Carolyn McAdams, Dan Utz and Dan Conway. The Committee shall have the full power and authority to take all actions and make all determinations required or provided for under this Plan; to interpret and construe the provisions of this Plan or any Option Agreement, which interpretation or construction shall be final, conclusive and binding on the Company, the Employer and the Optionee; and to take any and all other actions and make any and all other determinations not inconsistent with the specific terms and provisions of the Plan which the Committee deems necessary or appropriate in the administration of this Plan.

All actions and determinations of the Committee shall be made by a unanimous affirmative vote, or by unanimous written consent. Each member of the Committee shall be entitled to vote on any matters affecting the administration of this Plan or the grant of any Options pursuant to this Plan; however, no member shall act upon the granting of an Option to himself or herself except pursuant to action taken by unanimous written consent. This committee met three (3) times in 1999 with all members attending at least 75% of those meetings.

Performance Graph

The following graph compares the performance of the Company's Common Stock to the Standard & Poors 500 Index and to a peer group, which is a Furniture Stock Index published by Furniture Today of the stocks of 30 publicly traded furniture companies. Information reflected on the graph assumes an investment of $100 on December 31, 1994 in Company Common Stock or based on the indexes listed. Cumulative total return assumes reinvestment of dividends.

[GRAPHIC  OMITTED]


Index Description           12/19/94   12/31/95  12/31/96  12/31/97  12/31/98   12/31/99
-----------------          ---------  ---------  --------  --------  --------  ---------
Keller...................  $  100.00  $  116.8   $ 158.30  $ 350.00  $ 312.50  $  151.50
Furniture Today Index....  $  100.00  $  100.30  $ 135.60  $ 176.00  $ 186.80  $  160.30
S & P 500................  $  100.00  $  137.60  $ 169.20  $ 226.00  $ 290.50  $  351.10


COMPLIANCE WITH REPORTING REQUIREMENTS OF SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 required the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. To the knowledge of the Company, all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten-percent beneficial owners have been made in a timely manner.

                              INDEPENDENT AUDITORS

Deloitte & Touche LLP audited the financial statements of the Company for the year ended December 31, 1999.

                                  ANNUAL REPORT

A copy of the company's 1999 Annual Report to Stockholders, including consolidated financial statements for the year ended December 31, 1999, is enclosed with this Proxy Statement. The 1999 Annual Report to Stockholders does not constitute proxy-soliciting material.

                  STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

Stockholder proposals for the 2000 Annual Meeting of Stockholders must be received by the Company at its corporate office no later than November 27, 2000 and must be submitted in accordance with all rules and regulations under the Securities Exchange Act of 1934.